UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2012

MVP REIT, INC.
 (Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 WEST SUNSET ROAD, SUITE 232
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

FOR IMMEDIATE RELEASE
                                                   Contact:
                                                   Jill Swartz
                                                   Spotlight Communication
                                                   (949) 427-5172 ext. 701
                                                   Jill@spotlightmarcom.com

                                                   John Alderfer
                                                   President, MVP REIT, Inc.
                                                   (702) 534-5577
                                                   jalderfer@mvpreit.com

MVP REIT, Inc. Declared Effective by the
U.S. Securities and Exchange Commission

LAS VEGAS, Nev. (September 26, 2012) – MVP REIT, Inc. today announced that its registration statement pertaining to an initial public offering of up to $500 million in common stock was declared  effective by the United States Securities and Exchange Commission on September 25, 2012. In declaring the registration statement effective, the Securities and Exchange Commission has not approved or disapproved our common stock or determined if the prospectus included in the registration statement is truthful or complete.

MVP REIT is a publicly registered, non-traded hybrid real estate investment trust offering up to 55,555,556 shares of its common stock for sale at $9.00 per share and up to an additional 5,555,556 shares of its common stock for issuance under its distribution reinvestment plan at $9.00 per share.

MVP REIT intends to use the proceeds from the offering to invest in a diversified portfolio of income-producing commercial real estate properties and loans secured by commercial real estate, as well as to pay expenses and fees associated with the offering.  The REIT intends to primarily acquire assets located in the Western and Southwestern United States.

Qualified investors must invest a minimum of $4,500 to be eligible to participate in the offering. IRAs and other qualified retirement plans have a minimum investment of $1,350.

A copy of the prospectus for the offering is available without charge upon written request addressed to MVP REIT, Inc., c/o Ashton Garnett Securities, LLC, 8880 W. Sunset Road, Suite 232, Las Vegas, Nevada 89148.  The prospectus is also available on the MVP REIT website at www.mvpreit.com.  Phone inquiries may be directed to 702.534.5577 or 1-888-800-1666.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 26, 2012

MVP REIT, INC.

By: __/S/ John W. Alderfer____
       John Alderfer
       President, Chief Financial Officer and Director